HIGH INCOME ADVANTAGE TRUST II  Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS July 31, 1997

DEAR SHAREHOLDER:

During the twelve-month period ended July 31, 1997, the high-yield market, benefiting from a healthy economy, improved credit quality and a relatively favorable interest-rate environment, posted strong returns relative to other sectors of the fixed-income market. This sector's overall vitality came despite some market weakness in March and April following the Federal Reserve Board's rate hike.

Continued strength in the economy has resulted in solid earnings improvements on the part of many high-yield companies during the first two quarters of 1997, and has provided the fuel for the sharp equity market advance experienced over the past year. Many high-yield companies have taken advantage of higher equity valuations to raise equity and strengthen their individual balance sheets. The resulting credit quality improvement has helped keep the high-yield market's performance strong relative to many of the other fixed-income markets.

PERFORMANCE AND PORTFOLIO STRATEGY

In this context, High Income Advantage Trust II produced a total return of 22.75 percent for the twelve-month period ended July 31, 1997, based on its closing market price on the New York Stock Exchange (NYSE) that day of $6.6875 per share. Based on its net asset value (NAV) of $5.83 per share, the Trust's total return for the same period was 9.79 percent. Over the past twelve months, the Trust continued to distribute regular income dividends at a rate of $0.0525 per share per month. For the fiscal year, the Trust's distributions totaled $0.7577 per share, including an extra income dividend of $0.1277 per share paid on December 20, 1996. On July 31, 1997, the Trust's net assets exceeded $207 million.

As the economy has continued to expand over the past few years, the Trust has tended to concentrate on B-rated issues. In a growing economy one can generally find undervalued, upgrade candidates in this sector of the market that provide attractive yields as well as appreciation potential.

HIGH INCOME ADVANTAGE TRUST II

Thus, we continue to feel that many of these issues are very attractive long-term investments. However, given the lower market yields available today and the potential for a modest Federal Reserve rate tightening down the road, we have taken some defensive steps for the portfolio. These include increasing our allocation to the higher-quality end of the market (BB-rated issues or higher). We feel that these holdings will better protect shareholders during a potentially nervous market environment as well as provide the liquidity and portfolio flexibility needed to take advantage of future opportunities. In addition, the Fund has sold many of its heavy cyclical positions and is now focused mainly on more-predictable, recession-resistant and growth sectors of the economy. In some of these sectors, such as media and telecommunications, we expect to see continued consolidation, which should bode well for many of the Trust's individual holdings.

LOOKING AHEAD

The one- to two-year outlook for the high-yield market remains favorable, given our expectations for continued economic growth. We caution, however, that during this period the possibility exists for another round of investor nervousness as investors react to potential Federal Reserve Board moves.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

We thank you for your continued support of High Income Advantage Trust II and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

HIGH INCOME ADVANTAGE TRUST II

RESULTS OF SPECIAL MEETING (unaudited)

                             *         *         *

On May 20, 1997, a special meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

         Wayne E. Hedien
         For................................................................  26,995,566
         Withheld...........................................................     758,996

  The following Trustees were not standing for reelection at this meeting:
  Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire,
   Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND DEAN WITTER INTERCAPITAL INC., IN CONNECTION WITH THE PROPOSED MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

         For................................................................  26,065,240
         Against............................................................     539,534
         Abstain............................................................   1,149,788

HIGH INCOME ADVANTAGE TRUST II

PORTFOLIO OF INVESTMENTS July 31, 1997

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE           VALUE
--------------------------------------------------------------------------------------------
             CORPORATE BONDS (89.0%)
             Aerospace (1.0%)
$  2,000     Sabreliner Corp. (Series B)..........     12.50%      04/15/03     $  2,095,000
                                                                                ------------

             Automotive (3.8%)
   4,000     APS, Inc. ...........................     11.875      01/15/06        3,870,000
   4,000     Toyota Motor Credit Corp. ...........     15.00       09/26/97        4,052,480
                                                                                ------------
                                                                                   7,922,480
                                                                                ------------
             Broadcast Media (5.8%)
   2,000     Adams Outdoor Advertising L.P........     10.75       03/15/06        2,190,000
   2,000     Australis Holdings Ltd.
              (Australia).........................     15.00++     11/01/02        1,620,000
   1,000     Echostar DBS Corp. - 144A*...........     12.50       07/01/02        1,012,500
   2,000     Echostar Satellite Broadcasting......     13.125++    03/15/04        1,465,000
   2,000     Paxson Communications Corp. .........     11.625      10/01/02        2,190,000
   2,000     Spanish Broadcasting System, Inc. ...     12.50       06/15/02        2,260,000
   2,000     TCI Satellite Entertainment,
              Inc. - 144A*........................     12.25++     02/15/07        1,210,000
                                                                                ------------
                                                                                  11,947,500
                                                                                ------------
             Business Services (2.0%)
   4,000     Anacomp, Inc. - 144A*................     10.875      04/01/04        4,200,000
                                                                                ------------

             Cable & Telecommunications (17.4%)
   2,000     Adelphia Communications,
              Inc. - 144A*........................      9.875      03/01/07        2,025,000
   6,500     American Communications Services,
              Inc. ...............................     12.75++     04/01/06        3,867,500
     500     American Communications Services,
              Inc. - 144A*........................     13.75       07/15/07          530,000
   2,000     Cablevision Systems Corp. ...........      9.875      04/01/23        2,115,000
   2,000     Charter Communication South East L.P.
              (Series B)..........................     11.25       03/15/06        2,190,000
   2,000     Falcon Holdings Group L.P. (Series
              B)..................................     11.00+      09/15/03        2,079,532
   2,000     FrontierVision Operating Partners,
              L.P. ...............................     11.00       10/15/06        2,140,000
   1,000     GST Equipment Funding
              Corp. - 144A*.......................     13.25       05/01/07        1,100,000
   6,500     Hyperion Telecommunication, Inc.
              (Series B)..........................     13.00++     04/15/03        3,965,000
  25,050     In-Flight Phone Corp. (Series B)
              (a).................................     14.00++     05/15/02        2,379,750
   2,000     IXC Communications, Inc. (Series
              B)..................................     12.50       10/01/05        2,260,000
   2,000     NextLink Communications, Inc. .......     12.50       04/15/06        2,240,000
   3,000     Paging Network, Inc. ................     10.125      08/01/07        3,082,500
   2,000     Peoples Telephone Co., Inc. .........     12.25       07/15/02        2,085,000
   2,000     Rifkin Acquisition Partners L.P......     11.125      01/15/06        2,160,000
   2,000     Shared Technology/Fairchild, Inc. ...     12.25++     03/01/06        1,920,000
                                                                                ------------
                                                                                  36,139,282
                                                                                ------------
             Consumer Products (2.2%)
   2,500     J.B. Williams Holdings, Inc. ........     12.00       03/01/04        2,625,000
   2,000     Renaissance Cosmetics, Inc. .........     11.75       02/15/04        2,030,000
                                                                                ------------
                                                                                   4,655,000
                                                                                ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE           VALUE
--------------------------------------------------------------------------------------------
             Containers (2.0%)
$  2,000     Mail-Well Corp. .....................     10.50%      02/15/04     $  2,135,000
   2,000     Packaging Resources, Inc. ...........     11.625      05/01/03        2,060,000
                                                                                ------------
                                                                                   4,195,000
                                                                                ------------
             Electrical & Alarm Systems (1.8%)
   4,500     Mosler, Inc. ........................     11.00       04/15/03        3,825,000
                                                                                ------------

             Entertainment/Gaming & Lodging (13.1%)
   2,000     AMF Group Inc. (Series B)............     10.875      03/15/06        2,220,000
   3,750     Fitzgeralds Gaming Corp. (Units)++...     13.00       12/31/02        3,562,500
   4,000     Lady Luck Gaming Finance Corp. ......     11.875      03/01/01        3,970,000
   7,800     Motels of America, Inc. (Series B)...     12.00       04/15/04        7,566,000
   2,000     Players International, Inc. .........     10.875      04/15/05        2,100,000
   2,000     Plitt Theaters, Inc. (Canada)........     10.875      06/15/04        2,120,000
   2,000     Station Casinos, Inc. ...............      9.625      06/01/03        1,965,000
   4,000     Stuart Entertainment, Inc. (Series
              B)..................................     12.50       11/15/04        3,680,000
                                                                                ------------
                                                                                  27,183,500
                                                                                ------------
             Financial (4.0%)
   4,000     General Electric Capital Corp.**.....     13.50       01/20/98        4,142,440
   4,000     Household Finance Corp.**............     15.00       09/25/97        4,051,120
                                                                                ------------
                                                                                   8,193,560
                                                                                ------------
             Foods & Beverages (8.8%)
   2,000     Envirodyne Industries, Inc. .........     10.25       12/01/01        2,010,000
   2,000     General Mills, Inc. .................     13.50       01/21/98        2,071,420
   5,750     PepsiCo, Inc. (WI)...................     15.00       08/06/98        6,274,457
  19,050     Specialty Foods Acquisition Corp.
              (Series B)..........................     13.00++     08/15/05        7,905,750
                                                                                ------------
                                                                                  18,261,627
                                                                                ------------
             Healthcare (3.6%)
   3,250     Unilab Corp. ........................     11.00       04/01/06        3,120,000
   5,125     Unison Healthcare Corp. - 144A*......     12.25       11/01/06        4,356,250
                                                                                ------------
                                                                                   7,476,250
                                                                                ------------
             Manufacturing (4.3%)
   2,000     Berry Plastics Corp. ................     12.25       04/15/04        2,210,000
   1,750     Exide Electronics Group, Inc. (Series
              B)..................................     11.50       03/15/06        2,030,000
   2,000     International Wire Group, Inc. ......     11.75       06/01/05        2,190,000
   2,500     Uniroyal Technology Corp.............     11.75       06/01/03        2,500,000
                                                                                ------------
                                                                                   8,930,000
                                                                                ------------
             Manufacturing - Diversified (5.4%)
   2,000     Foamex L.P...........................     11.875      10/01/04        2,150,000
   2,000     Interlake Corp. .....................     12.125      03/01/02        2,095,000

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

PRINCIPAL
AMOUNT IN                                             COUPON      MATURITY
THOUSANDS                                              RATE         DATE           VALUE
--------------------------------------------------------------------------------------------
$  2,000     J.B. Poindexter & Co., Inc. .........     12.50%      05/15/04     $  2,095,000
   8,536     Jordan Industries, Inc. - 144A*......     11.75++     04/01/09        4,822,840
   2,500     Starcraft Industrial Corp. (a).......     16.50       01/15/98          100,000
                                                                                ------------
                                                                                  11,262,840
                                                                                ------------
             Publishing (2.1%)
   2,000     American Media Operations, Inc. .....     11.625      11/15/04        2,200,000
   2,000     United States Banknote Corp..........     10.375      06/01/02        2,060,000
                                                                                ------------
                                                                                   4,260,000
                                                                                ------------
             Restaurants (5.5%)
  12,025     American Restaurant Group Holdings,
              Inc. ...............................     14.00++     12/15/05        4,389,125
   2,085     Boston Chicken, Inc. (Conv.).........      4.50       02/01/04        1,529,869
   2,000     Carrols Corp.........................     11.50       08/15/03        2,150,000
   3,000     FRD Acquisition Corp. (Series B).....     12.50       07/15/04        3,202,500
                                                                                ------------
                                                                                  11,271,494
                                                                                ------------
             Retail (2.7%)
  10,375     County Seat Stores Co. (b)...........     12.00       10/01/02        5,602,500
                                                                                ------------

             Retail - Food Chains (2.0%)
   2,000     Jitney-Jungle Stores of America,
              Inc. ...............................     12.00       03/01/06        2,300,000
   2,000     Pathmark Stores, Inc. ...............      9.625      05/01/03        1,930,000
                                                                                ------------
                                                                                   4,230,000
                                                                                ------------
             Textiles (1.5%)
   4,000     U.S. Leather, Inc. ..................     10.25       07/31/03        3,000,000
                                                                                ------------

             TOTAL CORPORATE BONDS
             (Identified Cost $196,848,875)................................      184,651,033
                                                                                ------------
NUMBER OF
 SHARES
             COMMON STOCKS (c) (1.0%)
             Automotive (0.0%)
      91     Northern Holdings Industrial Corp. (d)*.......................               --
                                                                                ------------

             Entertainment/Gaming & Lodging (0.0%)
   5,000     Motels of America, Inc. - 144A*...............................           75,000
                                                                                ------------

             Foods & Beverages (0.1%)
 225,000     Specialty Foods Acquisition Corp. - 144A*.....................          225,000
                                                                                ------------

             Manufacturing - Diversified (0.9%)
  61,500     Thermadyne Holdings Corp. (d).................................        1,891,125
                                                                                ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

NUMBER OF
 SHARES                                                                            VALUE
--------------------------------------------------------------------------------------------
             Restaurants (0.0%)
  12,500     American Restaurant Group Holdings,
              Inc. - 144A*........................                              $     12,500
                                                                                ------------

             TOTAL COMMON STOCKS
             (Identified Cost $8,188,862)..................................        2,203,625
                                                                                ------------

             PREFERRED STOCK (1.1%)
             Entertainment/Gaming & Lodging
  80,000     Fitzgeralds Gaming Corp. (Units)++
             (Identified Cost $2,000,000)..................................        2,240,000
                                                                                ------------

NUMBER OF                                                       EXPIRATION
WARRANTS                                                          DATE
---------                                                       ---------
              WARRANTS (c) (0.1%)
              Aerospace (0.1%)
   6,000      Sabreliner Corp. - 144A*......................     04/15/03           60,120
                                                                              ------------

              Broadcast Media (0.0%)
   2,000      Australis Holdings Ltd. - 144A* (Australia)...     10/30/01               --
                                                                              ------------

              Cable & Telecommunications (0.0%)
   2,000      Hyperion Telecommunication, Inc. (Series
               B) - 144A*...................................     04/01/01           60,000
                                                                              ------------

              Containers (0.0%)
   5,000      Crown Packaging Holdings, Ltd. - 144A*........     11/01/03               --
                                                                              ------------

              Entertainment/Gaming & Lodging (0.0%)
   3,000      Fitzgeralds Gaming Corp.......................     12/19/98            3,029
   2,900      Fitzgeralds Gaming Corp. - 144A*..............     12/31/02               --
                                                                              ------------
                                                                                     3,029
                                                                              ------------
              Manufacturing (0.0%)
  25,000      Uniroyal Technology Corp......................     06/01/03           37,500
                                                                              ------------

              Retail (0.0%)
   5,000      County Seat Holdings Co.......................     10/15/98               --
                                                                              ------------

              TOTAL WARRANTS
              (Identified Cost $605,920).................................          160,649
                                                                              ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

PRINCIPAL
AMOUNT IN                                   COUPON             MATURITY
THOUSANDS                                    RATE                DATE                VALUE
----------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS (e) (10.4%)
              U.S. GOVERNMENT AGENCIES
 $17,600      Federal Home Loan
               Mortgage Corp.........    5.37 - 5.75%     08/01/97 - 08/07/97     $ 17,589,260
   4,000      Federal National
               Mortgage
               Association...........        5.42              08/05/97              3,997,591
                                                                                  ------------

              TOTAL SHORT-TERM INVESTMENTS
              (Amortized Cost $21,586,851)...................................       21,586,851
                                                                                  ------------

              TOTAL INVESTMENTS
              (Identified Cost $229,230,508) (f).....................  101.6%      210,842,158

              LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS........    (1.6)       (3,386,632)
                                                                         ----     ------------

              NET ASSETS.............................................  100.0%     $207,455,526
                                                                       ======     ==============

---------------------

 *     Resale is restricted to qualified institutional investors.
 **    Some or all of these securities are segregated in connection with the purchase of when issued securities.
 +     Payment-in-kind security.
 ++    Currently a zero coupon bond that will pay interest at the rate shown at a future specified date.
 ++    Consists of one or more class of securities traded together as a unit; stocks and bonds with attached warrants.
 WI    Security purchased on a when issued basis.
(a)    Non-income producing security; issuer in bankruptcy.
(b)    Non-income producing security; bond in default.
(c)    Non-income producing security.
(d)    Acquired through exchange offer.
(e)    Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(f)    The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $10,357,003 and the aggregate gross unrealized depreciation is $28,745,353, resulting in net unrealized depreciation of $18,388,350.

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $229,230,508).........    $ 210,842,158
Cash....................................           75,754
Interest receivable.....................        4,038,194
Prepaid expenses and other assets.......           17,778
                                            -------------

    TOTAL ASSETS........................      214,973,884
                                            -------------

LIABILITIES:
Payable for:
    Investments purchased...............        7,240,071
    Investment management fee...........          143,690
Accrued expenses and other payables.....          134,597
                                            -------------
    TOTAL LIABILITIES...................        7,518,358
                                            -------------

    NET ASSETS..........................    $ 207,455,526
                                            =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................    $ 344,428,742
Net unrealized depreciation.............      (18,388,350)
Accumulated undistributed net investment
 income.................................        3,914,257
Accumulated net realized loss...........     (122,499,123)
                                            -------------
    NET ASSETS..........................    $ 207,455,526
                                            =============

NET ASSET VALUE PER SHARE,
 35,611,307 shares outstanding
 (unlimited shares authorized of $.01
 par value).............................            $5.83

STATEMENT OF OPERATIONS
For the year ended July 31, 1997
NET INVESTMENT INCOME:
INTEREST INCOME.........................    $  27,682,793
                                            -------------

EXPENSES:
Investment management fee...............        1,542,329
Transfer agent fees and expenses........          131,587
Professional fees.......................           51,304
Shareholder reports and notices.........           37,471
Registration fees.......................           21,452
Custodian fees..........................           20,156
Trustees' fees and expenses.............           15,223
Other...................................           10,101
                                            -------------

    TOTAL EXPENSES......................        1,829,623
                                            -------------
    NET INVESTMENT INCOME...............       25,853,170
                                            -------------
NET REALIZED AND UNREALIZED GAIN
(LOSS):
Net realized loss.......................      (20,201,090)
Net change in unrealized depreciation...       16,026,797
                                            -------------

    NET LOSS............................       (4,174,293)
                                            -------------

NET INCREASE............................    $  21,678,877
                                            =============

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

STATEMENT OF CHANGES IN NET ASSETS
                                                           FOR THE YEAR     FOR THE YEAR
                                                              ENDED            ENDED
                                                             JULY 31,         JULY 31,
                                                               1997             1996
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..................................    $ 25,853,170     $ 25,723,845
Net realized loss......................................     (20,201,090)      (6,348,564)
Net change in unrealized depreciation..................      16,026,797          513,141
                                                            -----------      -----------

    NET INCREASE.......................................      21,678,877       19,888,422

Dividends from net investment income...................     (26,982,213)     (23,734,936)
                                                            -----------      -----------

    NET DECREASE.......................................      (5,303,336)      (3,846,514)

NET ASSETS:
Beginning of period....................................     212,758,862      216,605,376
                                                            -----------      -----------

    END OF PERIOD
    (Including undistributed net investment income of
    $3,914,257 and $5,071,593, respectively)...........    $207,455,526     $212,758,862
                                                            ===========      ===========

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

NOTES TO FINANCIAL STATEMENTS July 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

High Income Advantage Trust II (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objective by investing primarily in lower-rated fixed income securities. The Trust was organized as a Massachusetts business trust on July 7, 1988 and commenced operations on September 30, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital, Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

HIGH INCOME ADVANTAGE TRUST II

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 1997, aggregated $177,459,788 and $194,820,054, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At July 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $7,500.

HIGH INCOME ADVANTAGE TRUST II

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended July 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,098. At July 31, 1997, the Trust had an accrued pension liability of $48,528 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                                  EXCESS OF
                                                                                      SHARES       PAR VALUE      PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, July 31, 1995, 1996 and 1997...........................................    35,611,307     $356,113      $344,072,629
                                                                                    ==========     ========      ============

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

  DECLARATION        AMOUNT             RECORD                PAYABLE
      DATE          PER SHARE            DATE                  DATE
----------------    ---------     ------------------    -------------------
 July 29, 1997       $0.0525        August 8, 1997        August 22, 1997
August 26, 1997      $0.0525      September 5, 1997     September 19, 1997

6. FEDERAL INCOME TAX STATUS

At July 31, 1997, the Trust had a net capital loss carryover of approximately $111,434,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through July 31 of the following years:

                           AMOUNTS IN THOUSANDS
--------------------------------------------------------------------------
1998      1999        2000        2002       2003        2004        2005
----     -------     -------     ------     -------     -------     ------
$213     $20,947     $29,353     $8,278     $23,309     $20,038     $9,296
=====    ========    ========    =======    ========    ========    =======

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $7,755,000 during fiscal 1997. As of July 31, 1997, the Trust had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

HIGH INCOME ADVANTAGE TRUST II

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                      FOR THE YEAR ENDED JULY 31
                                                                     ------------------------------------------------------------
                                                                       1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................    $   5.97     $   6.08     $   6.31     $   6.60     $   6.43
                                                                       ------       ------       ------       ------       ------
Net investment income............................................        0.73         0.73         0.70         0.69         0.77
Net realized and unrealized gain (loss)..........................       (0.11)       (0.17)       (0.21)       (0.28)        0.31
                                                                       ------       ------       ------       ------       ------
Total from investment operations.................................        0.62         0.56         0.49         0.41         1.08
                                                                       ------       ------       ------       ------       ------
Less dividends from net investment income........................       (0.76)       (0.67)       (0.72)       (0.70)       (0.91)
                                                                       ------       ------       ------       ------       ------
Net asset value, end of period...................................    $   5.83     $   5.97     $   6.08     $   6.31     $   6.60
                                                                       ======       ======       ======       ======       ======
Market value, end of period......................................    $  6.688     $  6.125     $  6.125     $   6.25     $  6.875
                                                                       ======       ======       ======       ======       ======

TOTAL INVESTMENT RETURN+.........................................       22.75%       11.31%       10.29%        0.90%       22.16%

RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................................        0.89%        0.91%        0.93%        0.94%        0.95%
Net investment income............................................       12.57%       12.06%       11.81%       10.33%       12.17%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..........................    $207,456     $212,759     $216,605     $224,681     $235,039
Portfolio turnover rate..........................................          90%          89%          70%         113%         138%

---------------------
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST II

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF HIGH INCOME ADVANTAGE TRUST II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Income Advantage Trust II (the "Trust") at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
September 12, 1997

TRUSTEES
-----------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-----------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-----------------------------------------------------
Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-----------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048






HIGH
INCOME
ADVANTAGE
TRUST II






Annual Report
July 31, 1997